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Exhibit 10(p)

            THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         This Amendment ("Amendment") is made as of the ______ day of July, 1999, (the "Third Amendment Agreement Date") by and between DMI FURNITURE, INC., a Delaware corporation (the "Company") and BANK ONE, INDIANA, N.A.
(the "Bank").

         WHEREAS, the Company and the Bank entered into Amended and Restated Credit Agreement dated October 3, 1997, as amended (collectively, the "Agreement"); and

         WHEREAS, the parties hereto desire to amend the Agreement as set forth below:

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Capitalized terms not defined herein shall have the meaning ascribed in the Agreement.

         2. The following new definition is added to Section 1.01 of the Agreement to read as follows:

                  "THIRD AMENDMENT" means the Third Amendment to Amended and Restated Credit Agreement, dated as of the Agreement Date, executed by the Company, Guarantor and the Bank.

         3. The definitions of "Borrowing Base" and "Maximum Availability" under Section 1.01 of the Agreement is hereby amended and restated to read as follows:

                  "BORROWING BASE" means, at any date a determination thereof is to be made, an amount equal to the sum of: (a) Eighty Percent (80%) of the net book value (as determined in accordance with GAAP) of Eligible Accounts; (b) Fifty Percent (50%) of the Eligible Finished Goods Inventory Value and the Eligible Wood Stock Inventory Value; (c) Twenty-Five Percent (25%) of the Eligible Miscellaneous Inventory Value; and (d) strictly for the period from the Third Amendment Agreement Date through February 27, 2000, the sum of $2,000,000, all of the foregoing as determined on the basis of the information contained in the most recent Borrowing Base Certificate or as determined by the Bank upon an inspection of the Company' s books and records and inventory by the Bank or any other representative of the Bank; provided, however, the Borrowing Base shall be $0 commencing five (5) calendar days after the Company's failure to furnish to the Bank a monthly Borrowing Base Certificate within the period of time required under Subsection 6.01(b)(9) of this Agreement, and continuing until the Bank shall have received a properly completed certified Borrowing Base Certificate.

                  "MAXIMUM AVAILABILITY" means, subject to the terms of Section 2.06: (i) from and after the Third Amendment Agreement Date to and including February 27, 2000, $23,000,000; (ii) from and after February 27, 2000 until the Scheduled Revolving Loan Maturity Date, $20,000,000.

         4. Section 6.01(g)(3) of the Agreement is hereby amended and restated in its entirety to read as follows:

                  (3) RATIO OF TOTAL FUNDED DEBT TO EBITDA. As of the close of each fiscal quarter of the Company ending after the Third Amendment Agreement Date, the Company, for the period of the four consecutive fiscal quarters shall have a Ratio of Total Funded Debt to EBITDA of not greater than (i) 4.5 to 1.00 at the close of each fiscal quarter ending at any time from Third Amendment Agreement Date to February 28, 2000; (ii)
                  4.00 to 1.00 at the close of each fiscal quarter ending at any time from March 1, 2000 to May 31, 2000, (iii) 3.75 to
                  1.00 at the close of each fiscal quarter ending at any time from June 1, 2000 to August 31, 2000, (iv) 3.50 to 1.00 at the close of each fiscal quarter ending at any time from September 1, 2000 to August 31, 2001, and (v) 3.25 to 1.00 at the close of each fiscal quarter ending at any time from September 1, 2001 to August 31, 2002,

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                  and (vi) 3.00 to 1.00 at the close of each fiscal quarter
                  ending at any time from and after September 1, 2002.


5. The Company represents and warrants that (a) the representations and warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment, (b) no condition, act or event which could constitute an Event of Default under the Agreement exists, and (c) no condition, event, act or omission has occurred, which, with the giving of notice or passage of time, would constitute an Event of Default under the Agreement.

6. The Company agrees to pay all fees and out-of-pocket disbursements incurred by the Bank in connection with this Amendment, including legal fees incurred by the Bank in the preparation, consummation, administration and enforcement of this Amendment.


7. This Amendment shall become effective only after it is fully executed by the Company and the Bank and the Bank shall have received from the Company the following documents:

          (a)      Third Amendment to Amended and Restated Credit Agreement
          (b)      Modification to the Promissory Note

Except as amended by this Amendment, the Agreement shall remain in full force and effect in accordance with its terms.

8. This Amendment is a modification only and not a novation. Except for the above-quoted modification(s), the Agreement, any agreement or security document, and all the terms and conditions thereof, shall be and remain in full force and effect with the changes herein deemed to be incorporated therein. This Amendment is to be considered attached to the Agreement and made a part thereof. This Amendment shall not release or affect the liability of any guarantor, surety or endorser of the Agreement or release any owner of collateral securing the Agreement. The validity, priority and enforceability of the Agreement shall not be impaired hereby. To the extent that any provision of this Amendment conflicts with any term or condition set forth in the Agreement, or any agreement or security document executed in conjunction therewith, the provisions of this Amendment shall supersede and control. Company acknowledges that as of the date of this Amendment it has no offsets with respect to all amounts owed by Company to Bank and Company waives and releases all claims which it may have against Bank arising under the Agreement on or prior to the date of this Amendment.

9. The Company acknowledges and agrees that this Amendment is limited to the terms outlined above, and shall not be construed as an amendment of any other terms or provisions of the Agreement; The Company hereby specifically ratifies and affirms the terms and provisions of the Agreement. Company releases Bank from any and all claims which may have arisen, known or unknown, in connection with the Agreement on or prior to the date hereof. This Amendment shall not establish a course of dealing or be construed as evidence of any willingness on the Bank's part to grant other or future amendments, should any be requested.

         IN WITNESS WHEREOF, the parties have entered into this Amendment as of the day and year first above written.

BANK ONE, INDIANA, N.A.                            DMI FURNITURE, INC.



By: _______________________________                By: _________________________
    Peter S. Little, Vice President                    Joseph G. Hill, VP/CFO


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             ACKNOWLEDGMENT AND AGREEMENT BY GUARANTOR AND/OR OWNER
                   OF COLLATERAL SECURING THE PROMISSORY NOTE

The undersigned (i) consent to the modification of the Agreement and all other matters in the foregoing Amendment and, if a guarantor (ii) reaffirm the Guaranty Agreement, dated June 9, 1994, and any other agreements, documents and instruments securing or otherwise relating thereto ("Guarantor Documents"),
(iii) acknowledge that the Guarantor Documents continue in full force and effect, remain unchanged, except as specifically modified hereby, and are valid, binding and enforceable in accordance with their respective terms, (iv) agree that all references, if any, in the Guarantor Documents to the Agreement are modified to refer to that document as modified by the Amendment, and (v) agree to be bound by the release of Bank set forth in the Amendment.


DMI MANAGEMENT, INC.



By: ____________________________
    Joseph G. Hill, CFO








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